SCHEDULE 14A

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement           [  ] Confidential, for Use of the
[   ]   Definitive Proxy Statement                 Commission Only (as permitted
[ X ]   Definitive Additional Materials            By Rule 14A-6(e)(2))
[   ]   Soliciting Material Pursuant
[   ]   to Rule 14a-11(c) or Rule 14a-12

                                 WHX Corporation
                                 ---------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.

[   ]    Fee  computed on table below per  Exchange  Act Rules  14a-6(I)(4)  AND
         0-11.

         A. Title of each class of securities to which transaction applied:

         B.       Aggregate number of securities to which transaction applies:

         C. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         D.       Proposed maximum aggregate value of transaction:

         E.       Total fee paid:

[    ]   Fee paid previously with preliminary materials.

[    ]   check box if any part of the fee is offset as provided by Exchange  Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         A.       Amount Previously Paid:

         B.       Form, Schedule or Registration Statement No.:

         C.       Filing Party:

         D.       Date Filed:

                                 WHX CORPORATION
                              110 East 59th Street
                               New York, NY 10022



October 25, 1999


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of WHX Corporation to be held on November 8, 1999. YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR ALL THE PROPOSALS UNDER CONSIDERATION.

Since approval of each proposal requires the affirmative vote of a majority of the outstanding shares, YOUR VOTE IS IMPORTANT, no matter how many or how few shares you may own. To be sure your vote is counted, please sign, date and return the enclosed proxy card today in the envelope provided.

Thank you for your continued support.

Very truly yours,




/s/ Ronald LaBow
----------------
Ronald LaBow
Chairman of the Board

  IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE
                          CALL OUR INFORMATION AGENT,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834

                                IMPORTANT NOTE:

  IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER, YOU MAY BE ABLE TO VOTE BY
                        TELEPHONE, OR VIA THE INTERNET,
              PLEASE CALL INNISFREE AT 888-750-5834 FOR ASSISTANCE.